PATRICK INDUSTRIES, INC.

CJS SECURITIES
14TH ANNUAL "NEW IDEAS FOR THE NEW YEAR" INVESTOR CONFERENCE
NEW YORK, NEW YORK
JANUARY 15, 2014

NASDAQ: PATK

PATRICK INDUSTRIES, INC.

ADORN

CUSTOM VINYLS

ATA COUNTERTOPS

CWD CREATIVE WOOD DESIGNS

CUSTOMER 1st

F I R S T

Gustafson Lighting

PATRICK Distribution

INTERIOR COMPONENTS PLUS

Middlebury HARDWOOD Products

PRAXIS GROUP

WSF West Side Furniture

QUESTAUDIOVIDEO

INFINITY GRAPHICS

Premier Concepts Inc.

FRONTLINE MANUFACTURING

DECOR We're Stuck on Quality

DECORATIVE DYNAMICS

Gravure Ink

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission.

This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Patrick Industries Overview

- **Headquartered in Elkhart, Indiana**
- **Leading national supplier serving the RV, Manufactured Housing & Industrial markets**
- **16 manufacturing and 14 distribution centers**
- **Approximately 2,500 employees**
- **Strong leadership team & entrepreneurial culture**
- **Strong customer relationships**



RV market: 73% of 9M'13 revenues
- Includes laminated panels, countertops, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics, interior lighting, wall coverings, fiberglass bath fixtures, and mattresses



MH market: 16% of 9M'13 revenues
- Includes wall/ceiling panels, pressed & hardwood doors, wiring/electrical/plumbing, cement siding, drywall & roofing products, lighting, wall coverings, and bath tub and shower surrounds



Industrial markets: 11% of 9M'13 revenues
- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and residential furniture

Patrick History

1959 1961 1968 2007 2008 2009 2010 2011 2012 2013

Company founded

Date of Incorporation

Company taken public (NASDAQ)

Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)

Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)

Todd Cleveland named President

Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt

Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture

Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)

12 Acquisitions (2010-2013)

Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)

Announces Record Earnings in FY 2012

Announces Stock Repurchase Plan (02/13)

Patrick Facility Profile



Gravure Ink
Gravure Ink
PATRICK

Patrick's nationwide network of manufacturing and distribution centers reduces in-transit delivery time and cost to our customers.

# of Centers (as of 9/29/13)	
Manufacturing	16
Distribution	14

Sales Concentration By Market

The increase in wholesale unit shipments in the RV market since 2010, new product introductions, and the impact of acquisitions over the last 3 years contributed to an increase in our RV market sales concentration.

2010 Actual Industry Sales Breakdown $278.2 million



14%
28%
58%
MH
RV
Industrial

2012 Actual Industry Sales Breakdown $437.4 million



12%
19%
69%
MH
RV
Industrial

Nine Months 2013 Actual Industry Sales Breakdown $448.3 million



11%
16%
73%
MH
RV
Industrial



RV Market Growth Factors

Drivers of Consumer Demand



Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth



Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- RV sales will continue to benefit from the aging baby-boomers.
- Buyers aged 35 to 54 are the largest segment of RV owners.
- RV ownership is highest in the age range of 55 and 70.
  - Number of consumers between the ages of 55 and 70 projected to reach 56 million by 2020 (27% higher than in 2010)
- 70% of current RV owners plan to purchase another RV to replace their current unit.
- Younger former owners (aged 18–34) are more likely than older former owners to purchase another RV.

Source: Recreation Vehicle Industry Association

RV Industry Shipment Trends

After a dramatic rebound in 2010 from a 58% decline in unit shipments in the period of 2006-2009, the RV industry has experienced steady growth.



RV Wholesale Unit Shipments
Shipments (000's)
450
400
350
300
250
200
150
100
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
316
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 72% increase in unit shipments from 2009 to 2012
- RVIA projects an approximate 11% increase in unit shipments in 2013.

Source: 1990–2013 Forecast(F): Recreation Vehicle Industry Association

RV Content Per Unit

With market share gains, new products and extension growth, and acquisitions, our RV unit content has grown 54% since Q1 of '12.


$'s Sold / RV Unit Shipped *
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
$250
$579
$596
$635
$662
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

*Based on TTM Average



MH Market Growth Factors

Drivers of Consumer Demand


Job growth
Affordability and quality
Financing/ credit availability
Consumer Demand
Consumer confidence

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- There is upside potential, with little downside risk, if volumes maintain their historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant numbers of consumers who have been forced into transitional housing who will most likely return to more permanent housing
- Average cost per square foot of a MH is $42 vs. $86 for a site-built home
- Average retail price of $61,900 for 1,475 square foot MH
- Demand likely to increase for quality, affordable housing

Source: Manufactured Housing Institute

MH Shipment Trends / Residential Housing Starts



MH Unit Shipments % of Single Family Housing Starts
Loose residential housing lending
Loose MH lending /Dealer inventory builds
Tighter MH lending standards/ Inventory sell off
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
MH

Average Since 1959:	22.9%	Average Since 2000:	11.4%	Average Since 2005:	10.4%
30 Year Average:	19.0%	20 Year Average:	17.3%	10 Year Average:	10.0%
5 Year Average:	11.4%	3 Year Average:	11.0%	Fiscal 2012	10.3%

*Based on data from the Manufactured Housing Institute and U.S. Census Bureau

MH Shipment Trends

The MH Industry continues to recover at a slower pace after suffering from conditions very similar to the residential housing crisis in 2008.



MH Wholesale Unit Shipments
Shipments (000's)
400
360
320
280
240
200
160
120
80
40
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
117
96
82
50
50
52
55
59
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 10% increase in unit shipments from 2009-2012
- Patrick forecasts an approximate 7% increase for industry unit shipments for full year 2013.

Source: 1990-2012: Manufactured Housing Institute; 2013 Company Forecast(F)

MH Content Per Unit

Our content per unit shipped continued to improve from Q4 of '11.



$'s Sold / MH Unit Shipped *
$2,150
$2,050
$1,950
$1,850
$1,750
$1,650
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,616
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

*Based on TTM Average



Industrial Market Growth Factors

Drivers of Consumer Demand


New residential housing construction
Consumer Demand
Existing home sales

Market Growth


New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 60% of Company's industrial revenue base tied directly to residential housing market
- National Association of Home Builders (NAHB) predicts an 18% increase in total housing starts for full year 2013 over the prior year (as of December 28, 2013).
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new residential construction, including the retail fixture, furniture, and countertop markets.

New Housing Starts Trends

We estimate that approximately 60% of our industrial revenue base is directly tied to the residential housing market which has started to show signs of a recovery.



New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
921
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 41% improvement in housing starts from 2009-2012, with an additional 18% growth estimated in 2013 vs. 2012
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2012: U.S. Census Bureau; 2013F: NAHB Forecast (latest available as of December 28, 2013)

Capital Allocation and Key Value Drivers

- Capital Allocation
  - Acquisitions
  - Stock buyback program
  - Leverage position
  - Investments in infrastructure and capital expenditures
- Key Value Drivers
- Executive Compensation

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams
  - High quality product lines
  - Strong customer and supplier relationships
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities
  - Broaden end market exposure beyond RV and MH markets

Growth Through Acquisition


Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (05/07)
ADORN
Acquires Quality Hardwoods (01/10)
ADORN
Acquires Blazon International Group (08/10)
PATRICK
Acquires The Praxis Group (06/11)
Acquires A.I.A. Countertops, LLC (09/11)
Acquires Infinity Graphics (12/11)
Acquires Decor Mfg., LLC (03/12)
DECOR
Acquires Gustafson Lighting (07/12)
Acquires Creative Wood Designs, Inc. (09/12)
CWD
Acquires Middlebury Hardwood Products, Inc. (10/12)
Acquires West Side Furniture (09/13)
WSF
West Side Furniture
Acquires Frontline Mfg. and Premier Concepts (09/13)
FRONTLINE
Premier Concepts
2007
2008
2009
2010
2011
2012
2013

Acquisition Highlights (2010-2013):

- 12 companies
- $60MM aggregate purchase price
- $170MM annualized sales
- Primarily RV industry-based

Acquisition Summary (2010 – 2013)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Industry	Products
01/2010	ADORN Quality Hardwoods Sales	$2.0 MM	$2 MM	RV	Cabinet Doors
08/2010	PATRICK Blazon International Group	$3.8 MM	$20 MM	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	DECOR Décor Mfg., LLC	$4.3 MM	$17 MM	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	CWD Creative Wood Designs, Inc.	$3.0 MM	$18 MM	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2013) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	RV	Recliners, mattresses, other furniture products

* Projected Annualized Sales as of the acquisition date

Stock Buyback

In February 2013 we announced a $10 million stock buyback program. Through December 31, 2013 we have repurchased 407,330 shares at an average price of $14.92.



Shares repurchased
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Average price per share
$12.97
$14.21
$14.32
$19.66
February 2013
March 2013
April 2013
June 2013
Shares repurchased
Average price per share

Leverage Position

Our leverage position has improved significantly since the recession and we have ample cushion to increase leverage if needed for future growth opportunities.



Leverage Position Trend
Leverage = Funded Debt / EBITDA
6.0
5.0
4.0
3.0
2.0
1.0
-
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2' 11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Leverage

Since year-end 2009, despite spending $59.5 million on acquisitions, $16.9 million on capital expenditures, and $6.1 million on share repurchases, our net debt has increased by only $10.3 million, reflecting our enhanced profitability, focus on cash management, and our ability to leverage our operating model and integrate acquisitions.

Note 1: Consolidated Total Leverage (2012 Credit Facility) = Consolidated Total Indebtedness (including undrawn letters of credit) divided by Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

Note 2: Leverage covenant pursuant to the 2012 Credit Facility is measured and reported on a quarterly basis and is not to exceed 3.50 to 1.00 for the 12-month period ending on such quarter-end.

Trended Capital Expenditures

We will continue to invest in our infrastructure and flex our capital spends where necessary to align with our demand levels.



Capital Expenditures
(thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$4,086
$5,774
$11,866
$9,811
$12,095
$8,243
$7,505
$3,807
$1,817
$4,187
$5,293
$10,605
$8,503
$7,480
$2,453
$4,218
$309
$1,356
$2,436
$7,895
$5,214
Recession
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
9 Mos. 2013

Full year 2013 capital expenditures estimated at approximately $9 million.

Key Value Drivers and Risks

Key Value Drivers:

- Strong balance sheet and cash flows: modest capital requirements and improved cash flow generation
- Market share gains in all three industries
- Competitive advantages: Significant inventory buying power; credibility with business partners; long-standing customer relationships; short turnaround/delivery times
- Ability to quickly adapt to cycle changes
- Overhead cost absorption; leverage operating expenses based on sales volume; flexible labor force

Challenges/Risks:

- Commodity pricing movements / competitive pricing pressures
- Capacity – constraints on equipment vs. floor space
- Production labor market – high turnover, competitive market, lack of available talent
- Acquisitions: pipeline smaller, increased valuations

Executive Compensation – Key Metrics

- Heavily weighted to Company performance and focused on variable pay component of incentives
- Utilize peer group data, general industry and durable goods industry data, and Company and individual performance to evaluate/support compensation decisions
- Objective based performance criteria which links compensation to satisfying certain objectives based on short-term and long-term goals
  - Short Term Incentive: Achievement of specific financial and non-financial goals:
    - Revenue & EBITDA targets (Company performance)
    - Financial, strategic, and leadership and talent objectives (individual performance)
  - Long Term Incentive: Achievement of financial goals
- Company stock ownership requirement for executives

Summary Financial Statistics

Net Sales



(millions)
$500
$400
$300
$200
$100
$278
$308
$437
$331
$448
2010
2011
2012
9M'12
9M '13
RV
MH
Industrial

- **3Q'13 sales increased 29.8%**
  - RV: 35% revenue increase & 70% of 3Q'13 sales
  - MH: 16% revenue increase & 18% of 3Q'13 sales
  - Industrial markets: 25% revenue increase & 12% of 3Q'13 sales
- **9 Months '13 sales increased 35.3%**
  - RV: 44% revenue increase & 73% of 9M'13 sales
  - MH: 12% revenue increase & 16% of 9M'13 sales
  - Industrial markets: 25% revenue increase & 11% of 9M'13 sales

Net Income & Diluted EPS Summary (Reported / Adjusted) 2010-Nine Months 2013



Net Income
(millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.2
$8.5
$28.1
$24.9
$19.0
2010
2011
2012
9M '12
9M '13



Net Income – Adjusted*
(millions)
$19.0
$14.0
$9.0
$4.0
($1.0)
($1.2)
$5.4
$14.1
$12.2
$18.6
2010
2011
2012
9M '12
9M '13



Diluted EPS
(per share)
$3.00
$2.00
$1.00
$0.00
$0.12
$0.83
$2.64
$2.32
$1.76
2010
2011
2012
9M '12
9M '13



Diluted EPS – Adjusted*
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($0.12)
$0.53
$1.33
$1.14
$1.72
2010
2011
2012
9M '12
9M '13

*Reflects adjustments for differences in Patrick's tax position in 2010-2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 30 for reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

($ in thousands)	2010	2011	2012	3Q '12	9M '12	3Q '13	9M '13
Reported net income (GAAP)	$ 1,226	$ 8,470	$ 28,095	$ 6,554	$ 24,878	$ 5,452	$ 19,028
Adjustment factors:							
(Gain) loss on sale of fixed assets & acquisition of business	(2,866)	(244)	(238)	(234)	(237)	6	(424)
Stock warrants revaluation	(261)	699	1,731	(73)	1,731	0	0
Receivable recovery	0	0	0	0	0	(262)	(262)
Income taxes (credit)	(81)	(163)	(6,823)	0	(6,650)	2,982	11,662
Adjusted income (loss) before income taxes (credit)	(1,982)	8,762	22,765	6,247	19,722	8,178	30,004
Adjusted income taxes (credit) *	(753)	3,330	8,651	2,211	7,494	2,895	11,402
Adjusted net income (loss) (Non-GAAP)	$ (1,229)	$ 5,432	$ 14,114	$ 4,036	$ 12,228	$ 5,283	$ 18,602

(per share data)	2010	2011	2012	3Q '12	9M '12	3Q '13	9M '13
Reported diluted net income per share (GAAP)	$ 0.12	$ 0.83	$ 2.64	$ 0.60	$ 2.32	$ 0.51	$ 1.76
Net EPS impact due to adjustment factors above	(0.24)	(0.30)	(1.31)	(0.23)	(1.18)	(0.02)	(0.04)
Adjusted diluted net income (loss) per share (Non-GAAP)	$ (0.12)	$ 0.53	$ 1.33	$ 0.37	$ 1.14	$ 0.49	$ 1.72

*Utilized full year estimated effective tax rate of 38% for the nine month periods and for 2010, 2011 and 2012; utilized the estimated effective tax rate of 35.4% for the third quarters ended 2012 and 2013.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Stock Price Trend 2011-2013

Our stock price performance has trended consistent with our operating and financial results.

Monthly Closing Stock Price Trend



Closing Stock Price
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.15
$2.08
$2.73
$2.38
$2.23
$2.09
$2.00
$2.01
$1.86
$2.01
$2.76
$4.10
$5.72
$6.17
$12.15
$12.94
$13.14
$12.75
$11.64
$13.00
$15.47
$17.67
$17.38
$15.56
$16.46
$13.26
$15.76
$20.26
$19.49
$20.79
$24.91
$27.08
$30.05
$31.28
$31.25
$28.93
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13

Patrick has 10.6 million shares outstanding and a market capitalization of approximately $306 million as of December 31, 2013.

Questions?

Information Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com